UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

---------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

March 17, 2007
Date of Report (Date of earliest event Reported)

L & L FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA 000-32505 91-2103949
(State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

720 Third Avenue, Suite# 1611, Seattle, WA 98104
(Address of principal executive offices) (Zip Code)

(206) 264-8065
Registrant's Telephone Number, Including Area Code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

N/A

Section 2 - Financial Information

N/A

Section 3 - Securities and Trading Markets

N/A

Section 4 - Matters Related to Accountants and Financial Statements

N/A

Section 5 - Corporate Governance and Management

Mr. Sun Lo-Yu, Member of the National Advisory Council of the United States Small Business Administration (SBA) and the owner of China Harbor of Seattle, becomes Advisor of the Registrant. Mr. Sun has been in food and real estate business in Washington State, California, and British Columbia for over 30 years. He is a well known business leader.

To further understand the Company's operations, Mr. Sun and his associate will start an on-site visit to the Registrant's China facilities in the latter part of March 2008.

Section 6 - Asset-backed Securities

N/A

Section 7 - Regulation FD

N/A

Section 8 - Other Events

N/A

Section 9 - Financial Statements and Exhibits

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L FINANCIAL HOLDINGS, INC.

By: /S/ Paul Lee

Date: March 17, 2008

Paul Lee, Chairman